COHEN & STEERS REAL ASSETS FUND, INC.

Class A (RAPAX), Class C (RAPCX), Class I (RAPIX), Class R (RAPRX) and Class Z (RAPZX) Shares

Supplement dated November 7, 2016 to

Summary Prospectus and Prospectus dated May 1, 2016

Investment Advisory and Fee Limitation Agreements

The Board of Directors of the Fund has approved an amendment to the Fund’s Investment Advisory Agreement, reducing the monthly investment advisory fee that the Fund pays to Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”). Effective November 7, 2016, the Fund’s advisory fee will be reduced from an annual rate of 0.80% of the average daily net assets of the Fund to an annual rate of 0.75% of the average daily net assets of the Fund.

The Board of Directors of the Fund also approved an amendment to the Fund’s fee waiver/expense reimbursement agreement, effective November 7, 2016 through June 30, 2018, whereby the Advisor will contractually agree to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses, which include the expenses of the subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. Once effective, this contractual agreement can only be amended or terminated prior to its expiration date by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the Advisor.

Accordingly, the “Fund Fees and Expenses” section of the Summary Prospectus and Prospectus is hereby replaced in its entirety with the following:

FUND FEES AND EXPENSES

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Cohen & Steers funds. More information about these and other discounts is available from your financial intermediary and in “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best for You” in the Fund’s prospectus (the

“Prospectus”) and “Reducing the Initial Sales Load on Class A Shares” in the Fund’s statement of additional information (the “SAI”).

	Class A	Class C		Class I		Class R	Class Z
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed On Purchases (as % of offering price)	4.50%	None		None		None	None
Maximum Deferred Sales Charge (Load) (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00%	(1)	None		None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.75%	0.75%		0.75%		0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.75%		None		0.50%	None
Other Expenses	0.45%	0.45%		0.45%		0.45%	0.45%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%		0.02%		0.02%	0.02%
Shareholder Service Fee	0.10%	0.25%		0.04%	(3)	None	None

Total Other Expenses	0.57%	0.72%		0.51%		0.47%	0.47%

Total Annual Fund Operating Expenses(4)	1.57%	2.22%		1.26%		1.72%	1.22%
Fee Waiver/Expense Reimbursement(4)	(0.40)%	(0.40)%		(0.44)%		(0.40)%	(0.40)%

Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement)(4)	1.17%	1.82%		0.82%		1.32%	0.82%

(1)	For Class C shares, the maximum deferred sales charge does not apply after one year.
(2)	The Fund may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Fund’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Fund invests. “Acquired Fund Fees and Expenses” in the table is an estimate of those expenses. The estimate for the fiscal year ended December 31, 2016 is based upon the average allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) as disclosed in each Acquired Funds’ most recent prospectus. Actual Acquired Fund Fees and Expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect the fees and expenses of the Acquired Funds. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.
(3)	This expense information differs from the Fund’s most recent annual report. Total other expenses have been updated to reflect estimated service fee expenses for the fiscal year ended December 31, 2016. The Fund has adopted a shareholder services plan, pursuant to which the Fund may pay the Distributor a service fee at an annual rate of up to 0.10% of the average daily net assets attributable to the Fund’s Class I shares.
(4)	Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the Advisor), has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2018 so that the Fund’s total annual operating expenses, which include the expenses of the subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimburse expenses after June 30, 2018 (through June 30, 2018, expenses are based on the net amount pursuant to the fee waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$564	$860	$1,206	$2,179
Class C shares
Assuming redemption at the end of the period	$285	$630	$1,128	$2,502
Assuming no redemption at the end of the period	$185	$630	$1,128	$2,502
Class I shares	$84	$326	$620	$1,457
Class R shares	$134	$476	$870	$1,974
Class Z shares	$84	$321	$606	$1,418

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

The “Management of the Fund—The Advisor and Subadvisors” section of the Prospectus is hereby replaced in its entirety with the following:

MANAGEMENT OF THE FUND

THE ADVISOR AND SUBADVISORS

The Advisor, a registered investment advisor located at 280 Park Avenue, New York, New York 10017, was formed in 1986 and its clients include pension plans, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds. As of September 30, 2016, the Advisor managed approximately $60.5 billion in assets. The Advisor is a wholly-owned subsidiary of Cohen & Steers, Inc. (“CNS”), a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”

The Advisor is responsible for the overall management of the Fund’s portfolio and for the supervision and ongoing monitoring of the Subadvisors.

CNS Asia, with offices located at 1201-2 Citibank Tower, Citibank Plaza, No. 3 Garden Road, Central Hong Kong, is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to an agreement with the Advisor (a “Subadvisory Agreement”). CNS Asia provides investment research and advisory services with respect to Asia Pacific real estate securities and provides trade order execution services for the Fund. CNS Asia is a registered investment advisor and was formed in 2005.

CNS UK, with offices located at 21 Sackville Street, 4th Floor, London, W1S 3DN, U.K., is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to a Subadvisory Agreement. CNS UK provides investment research and advisory services to the Advisor in connection with managing the Fund’s investments in Europe and provides trade order execution services for the Fund. CNS UK is a registered investment advisor and was formed in 2006.

The fees of the Subadvisors are paid by the Advisor (and not the Fund) out of its investment advisory fee received from the Fund.

References in this Prospectus to activities and responsibilities of the Advisor may be performed by one or more of the Subadvisors.

Under its investment advisory agreement (the “Investment Advisory Agreement”) with the Fund, the Advisor furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Advisor also performs certain administrative services for the Fund and provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain Directors of the Fund, may also be directors, officers, or employees of the Advisor. The Advisor and Subadvisors also select brokers and dealers to execute the Fund’s portfolio transactions.

For its services under the Investment Advisory Agreement, the Fund pays the Advisor a monthly investment advisory fee at the annual rate of 0.75% of the average daily net assets of the Fund. This fee is allocated among the separate classes based on the classes’ proportionate shares of such average daily net assets. The Fund’s effective investment advisory fee during 2015 was 0.52% of average daily net assets.

In addition to this investment advisory fee, the Fund pays other operating expenses, which may include but are not limited to administrative, transfer agency, custodial, legal and accounting fees. The Fund pays the Advisor a monthly fee at the annual rate of 0.08% for administration services.

The Advisor has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2018 so that the Fund’s total annual operating expenses, which include the expenses of the subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

The Fund and the Advisor have obtained exemptive relief from the SEC to operate under a “Manager of Managers Structure” that permits the Advisor, subject to the oversight of the Board, to appoint and replace Subadvisors, enter into agreements with Subadvisors (each a “Subadvisory Agreement”) and materially amend Subadvisory Agreements on behalf of the Fund without shareholder approval. Under the Manager of Managers Structure, the Advisor has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s Subadvisors and recommending to the Board their hiring, termination, or replacement. The exemptive relief does not apply to Subadvisory Agreements with affiliated Subadvisors. The Manager of Managers Structure is intended to enable the Fund to operate with greater efficiency, without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to Subadvisors or Subadvisory Agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. The Fund and the Advisor are subject to certain conditions imposed by the relief, including the condition that the Fund’s shareholders be notified within 90 days when a Subadvisor is hired. Shareholders of the Fund retain the right to terminate a Subadvisory Agreement at any time by a vote of the majority of the outstanding securities of the Fund.

A discussion regarding the Board of Directors’ basis for approving the Investment Advisory Agreement and Subadvisory Agreements is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

RAPPROSUP-1116